Inventories	6 Months Ended
Jun. 30, 2026
Inventories
Inventories

11.Inventories

	At June 30,	At December 31,
(Euro thousands)	2026	2025
Raw materials, ancillary materials and consumables	5,560	6,567
Work-in-progress and semi-finished products	5,230	6,660
Finished goods	45,739	43,947
Total inventories	56,529	57,174

The cost of inventories recognized as an expense in cost of sales and loss from discontinued operations amounted to €43,803 thousand and €61,490 thousand for the six months ended June 30, 2026 and 2025 respectively.

For the six months ended June 30, 2026, the net amount of €5,660 thousand inventory impairment loss was reversed as the goods were sold subsequently (June 30, 2025: €3,687 thousand). The net amount was within cost of sales and loss from discontinued operations.